Exhibit 99.1
Analyst Meeting October 17, 2005 HOLDING CORPORATION

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934. Such statements include declarations regarding the intent, belief, or current expectations of the company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's Reports and Registration Statements filed with the Securities and Exchange Commission.

HOLDING CORPORATION

Presenters Chief Executive Officer Chief Financial Officer Anthony Orlando Craig Abolt

Introduction Safe waste disposal and clean energy solutions... for generations to come Covanta is the largest owner/operator of waste-to-energy facilities in the United States Dispose of over 5% of nation's waste Generate about 1,100 megawatts of clean renewable energy Facilities concentrated in the attractive Northeast Strong industry fundamentals Experienced management with track record of performance Stable business with majority of revenue under contract Growth opportunities

Shareholder Information Traded on NYSE: New Ticker symbol CVA Enterprise Value = $4.3 billion Market cap as of 10/14/05 = $1.8 billion Net debt as of 6/30/05 = $2.5 billion Shares Outstanding: 141 million Commitment to issue 3.0 million at $1.53/share Commitment to issue 2.7 million at $6.00/share

Industry Overview Industry Overview

Waste-to-Energy Industry Overview According to the EPA, the WTE industry disposes about 12% of the nation's waste 89 facilities processing 29 million tons per year 36 million people served in 27 states WTE facilities are specially designed power plants equipped to provide: Safe, environmentally beneficial waste disposal Clean renewable energy generation

Waste-to-Energy Industry Overview (cont'd) Environmental Benefits of WTE Trash volume reduced by 90%, thus reducing need for landfills Eliminates methane and other emissions from landfills Offsets fossil fuel use in conventional power plants Net zero greenhouse gas emissions Reduces truck emissions by reducing long haul waste transportation to distant landfills EPA states WTE has "less environmental impact than almost any other source of electricity".1 1 Source: EPA letter dated 2/14/03

Strong Industry Fundamentals 1960 1970 1980 1990 2005 Total Waste Generation (mil/tons) 88.1 121 151.6 205.2 239.5 Per Capita Generation (lbs/person/day) 2.7 3.3 3.7 4.5 4.7 Municipal Solid Waste Generation Trends (National) Average PJM Electricity Pricing Source: EPA (2005 estimated) Non-cyclical nature of the waste industry Rising fossil fuel prices lead to: Increased waste transportation cost Higher market energy prices Greater incentives for renewable energy 1998 1999 2000 2001 2002 2003 2004 2005* Prices 28.7 39.6 40.2 40.6 35.8 49.7 51.4 62.9 Source: PJM (Pennsylvania, New Jersey, Maryland grid) - West Zone (LMP) * 2005 year-to-date

Company Overview

Experienced Management Team Senior management has an average of over 21 years of experience in the energy industry and 16 years of experience in the WTE sector. Facility managers have on average 15 years experience in the WTE industry. Anthony Orlando President and CEO 18 years at Covanta, 24 years industry experience Craig Abolt SVP and CFO Over 10 years of executive level finance experience John Klett SVP, Operations 18 years at Covanta, 39 years industry experience Seth Myones SVP, Business Management 16 years at Covanta Scott Whitney SVP, Business Development 17 years at Covanta Timothy Simpson SVP, General Counsel & Corporate Secretary 12 years at Covanta, 20 years industry experience William Goldate VP, Engineering and Environmental 19 years at Covanta, 32 years industry experience

Track Record of Performance 2000 2001 2002 2003 2004 East 0.902 0.909 0.907 0.911 0.909 Consistent System Wide WTE Boiler Availability Typical Guarantee Level 85%

2000 2001 2002 2003 2004 15.2 15.2 15.2 15.4 15.1 15 Million Tons of Waste Per Year Safely Converted to Renewable Energy Track Record of Performance

Proven Technologies Typical Martin WTE facility pictured above Exclusive Relationship with Martin

Large Portfolio of WTE Facilities Covanta operates 31 WTE facilities To date, safely disposed of approximately 200 million tons of waste Handle over 5% of the nation's waste - 44,000 tons per day Produce approximately 1,100 megawatts of clean renewable electricity Save the equivalent of about 15 million barrels of oil each year Located in 15 States with concentration in the attractive Northeast Annual Production: Electricity Sold 4.2 0.9 2.5 7.5 (thousands of GW-Hours) Waste Processed (mm tons) 9 2 4 15 Number of Facilities 18 2 11 31 Key Statistics Own Lease Operate Total NY NJ MA CT PA VA FL MI IN HI MD MN CA AL OR East 0.16 0.1 0.1 0.09 0.09 0.09 0.09 0.06 0.05 0.05 0.04 0.03 0.02 0.02 0.01 Tons Processed by State

Most Plants Located in Favorable Waste Disposal Markets Waste transportation and disposal cost varies by region High Moderate Low Company owned facilities Public facilities L/T Leased facilities

Concentration in Attractive Northeast Region 1998 1999 2000 2001 2002 2003 2004E 2005E 2006E 2007E East 417 414 410 387 358 347 338 323 304 281 Northeast Landfill Capacity COREL SOURCE : Wastedhy\COREL MAPS\Combined Domestic Assets.cdr (page 4) Source: Chartwell 2003 Northeast Exports by State/Region Transfer Station Landfill Source: CRS Report for Congress 9-Sep-04 * Ontario, Canada 8.2 5.8 2.9 1.9 1.2 1.2 0.6 NY NJ ONT* MD MA DC CT Tons (millions)

Balance of Energy Portfolio Domestic IPP The entire portfolio is renewable generation, using a combination of waste wood, landfill gas and hydro facilities About 100 MWs primarily in California and Washington State International IPP Owns and/or operates ten power projects Nearly 1,000 MWs in six countries Proforma June 30, 2005 LTM, represented approximately 11% of revenue Project financing with non-recourse debt

Typical WTE Contracts Provide Stability Approximately 70% of revenues from WTE facilities are under long-term contracts through 2009 Municipal contracts for waste disposal generally fall into two categories: Service fee contracts Tip fee contracts Power Purchase Agreements usually require fixed price purchase of all electricity generated Facilities typically financed with non-recourse project debt Term of project debt usually coincides with term of major contracts Most project debt utilizes fixed rate municipal revenue bonds

Typical Service Fee Contract Municipal clients are generally responsible for waste delivery and ash disposal as well as payment of: Fixed operations and maintenance fee adjusted annually for inflation Debt service principal and interest Pass through costs for certain commodity items Effects of force majeure or change in law Incentive fees for exceeding performance criteria Covanta responsible for operating and maintaining facility in accordance with contract standards, including: Environmental compliance Minimum level of waste processing Minimum level of energy sold Facility energy revenue is typically shared, usually 90% to the client community and 10% to Covanta

Typical Tip Fee Contract Covanta is paid a price per ton of waste delivered to the facility Usually includes escalation adjustment Often includes provision for cost increase due to change in law Covanta receives 100% of energy revenue Covanta is typically responsible for Facility operation and maintenance All or a portion of waste delivery and ash disposal Payment of project debt service Number of tip fee contracts varies at each facility Clients may be municipalities or commercial waste collection companies Most facilities have at least one large client

Owned WTE Facilities 1. Facilities are limited partnerships 2. In bankruptcy - Reorganization plan on file 3. Facility has been designed to export steam for sale 4. Net electric output

WTE Contracts 1. Facilities are under long term leases 2. Facilities have been designed to export steam for sale 3. Net electric output

Company Strategy

Mission Our mission is to be the world's leading Waste-to-Energy company, with a complementary network of waste disposal and energy generation assets. We will build value for our shareholders by satisfying our clients' waste disposal and energy generation needs with safe, reliable and environmentally superior solutions.

Strategy Maximize value of existing portfolio Continued operational excellence Optimize American Ref-Fuel integration Effective management of long-term contract transition Capitalize on growth opportunities Aggressive pursuit of WTE opportunities Targeted pursuit of opportunities to expand network of complimentary waste disposal assets Opportunistic pursuit of select IPP opportunities

Operational Excellence World-class client service Outstanding employees properly trained and motivated Strong emphasis on plant safety 9 facilities now have prestigious OSHA VPP Star Expect to add several facilities in 2006 Superior environmental performance 4 facilities now part of elite EPA Performance Track Expect to add several facilities in 2006 Historic plant production Target 15 million tons processed Sharing of best practices Rigorous plant maintenance programs

Optimizing American Ref-Fuel Integration Significant cost savings $15 - 20 million annual reduction in SG&A by 2007 Purchasing power may result in additional savings Leverage internal maintenance teams TransRiver expertise leveraged across disposal network Waste delivery to optimal location Market knowledge used to maximize tip fee Share best practices

Long-term Contract Transition Project debt is paid off when contracts end which substantially reduces cost Competitive advantages to extend existing operating contracts Operational expertise Incumbent position and good client relationships Exclusive Martin relationship Competitive advantages to enhance value of company owned facilities at end of contracts Merchant operation with 100% of energy revenue Rising fossil fuel cost Potential renewable energy credits Attractive locations - most facilities are in the Northeast region closer than competing landfills to the waste source TransRiver market expertise and network of disposal options Existing infrastructure with good client & community relations

Growth Opportunities - WTE Facility Expansions Facility expansion overview Addition of one boiler and associated electric generation Typical size 500 - 900 tons per day 33% - 100% increase in capacity Public and company ownership opportunities Expansions of publicly-owned WTE facilities Hillsborough County, Florida Lee County, Florida Exploring company-owned facility expansions ROI target in mid-teens Typical construction costs in the range of $100 to $200 million Capital would be raised in normal course of business

Growth Opportunities - Expanding Our Portfolio Additional ownership or long-term operating contracts relating to WTE facilities or other energy generation projects: Expect year end confirmation of POR for 400 tpd WTE facility in Warren County, NJ Qualified for 2006 bid on long term operating contract for Pinellas County, Florida 3,000 tpd WTE facility Beginning to explore European market Additional ownership or long-term contracts complementary to existing waste business to build out network of disposal options Transfer stations Transportation Landfilling New York City bid

Financial Overview

Attractive Economics 70% of revenues under contracts through 2009 for waste disposal and power sales Deleveraging with significant project and corporate debt pay down Strong adjusted EBITDA margins Low capex requirements compared to other waste industry companies Waste "plus" business model Focused on the highest margin part of waste business - disposal "Evergreen" disposal capacity Energy revenue upside with rising fossil fuel prices

Combined Revenue and Assets ($ in millions) Covanta Domestic International Parent/Insurance1 LTM 6/30/05 Proforma Revenue: $134 % Total Revenue: 11% Total Assets3: $251 LTM 6/30/05 Proforma Revenue2: $1,048 % Total Revenue: 88% Total Assets3: $4,309 International LTM 6/30/05 Proforma Revenue: $ 17 % Total Revenue: 1% Total Assets3: $130 Note: Presented on a combined basis without adjustments 1. Includes NAICC and Parent 2. Proforma revenues which include Ref-Fuel revenue from July 2004 through June 2005 3. As of June 30, 2005

LTM Proforma Revenue Overview Energy Revenues2 Electricity and Steam sales Some WTE facilities share energy with clients (typically 10% to Covanta - recorded net) 32% of total energy revenue is from international IPP Service Revenues2 Operations and Maintenance Fee Tipping fees Performance incentive fees Fees earned explicitly to service project debt Other miscellaneous fees $398 Energy $17 Parent/Insurance1 $784 Service Revenue ($ in millions) Note: Presented on a combined basis without adjustments 1. Includes NAICC and Parent 2. Proforma revenues which include Ref-Fuel revenue from July 2004 through June 2005

Corporate Debt Structure As of June 30, 2005 ($ in millions) Excludes Insurance Par Amount. Excludes the following Debt Premiums: Covanta Subsidiaries: $31M MSW Energy Holdings LLC: $4M MSW Energy Holdings II LLC: $11M Covanta ARC Holdings Operating Subsidiaries: $52M Covanta Holding Corporation $23 Corp Cash and Marketable Securities1 Covanta ARC Holdings Inc. MSW Energy Holdings II LLC Sr. Secured Notes Due 2010 $225 @ 7 3/8% ($225 par less $6 cash=$219 net) MSW Energy Holdings LLC Sr. Secured Notes Due 2010 $200 @ 8 1/2% ($200 par less $11 cash=$189 net) Covanta ARC LLC Senior Notes due 2015 $234 @ 6.26% ($234 par less $19 cash = $215 net) Operating Subsidiaries Amount Total Project Debt1 $ 723 ($723 par less $116 cash = $607 net) International Subsidiaries $96 Non-Recourse Project Debt2 ($96 par less $44 cash = $52 net) Covanta Subsidiaries $765 Non-Recourse Project Debt2 ($765 par less $197 cash = $568 net) Covanta Energy $122 Corp Cash and Investments $100 Revolver; $340 1st Lien LC facility Term Loans: $275 1st Lien; $400 2nd Lien Covanta Ref-Fuel Holdings LLC

Capitalization $ ($ in millions) 6/30/2005 Non-recourse Project Debt1 1,584.6 Intermediate Debt 659.0 Senior Secured Credit Facilities 675.0 Unamortized Premium on Debt 98.5 Total Debt $ 3,017.1 Shareholders' Equity $ 552.7 Total Capitalization $ 3,569.8 Total Debt $ 3,017.1 Cash and Marketable Securities (540.6) Net Debt $ 2,476.5 1 Non-recourse to Covanta Energy

Substantial Deleveraging 2005 2006 2007 2008 2009 Amortization 175 175 189 199 158 Leverage decreases over time Approximately $900 million in scheduled amortization of project and intermediate debt over next five years Funded through contracted cash flows Additional cash anticipated to be available to amortize senior secured debt

Adjusted EBITDA Covanta reported Adjusted EBITDA for the twelve months ended June 30, 2005 of $236 million Includes $6 million benefit from 6 days of Ref-Fuel operations Covanta Ref-Fuel Holdings LLC reported Adjusted EBITDA for the twelve months ended June 30, 2005 of $276 million1 Excludes $3 million of Covanta ARC Holdings Inc. and MSW level G&A expense Synergies will benefit Adjusted EBITDA going forward $15 - $20 million annual reduction in SG&A by 2007 as well as purchasing savings and ability to leverage internal maintenance teams 1 Revenues from the SEMASS Power Purchase Agreement were reduced by $24M per year beginning 2005; approximately $12M of the reduction is included in the 6/30/05 LTM

Continued Communication with the Financial Community Q3 10-Q will contain YTD 9/30/05 proforma information Q3 Earnings call in November LTM 9/30/05 proforma will be provided subsequent to 10Q issuance Ongoing investor meetings

Appendix

   Non-GAAP Financial Measures

     The following summarizes unaudited non-GAAP financial measures for Covanta Holding Corporation (“Covanta”) and Covanta Ref-Fuel Holdings LLC (“Covanta Ref-Fuel”). Certain items are included in this Appendix (as well as on page 40 above) that are not measured under U.S. generally accepted accounting principles (“GAAP”) and are not intended to supplant other information provided by Covanta or Covanta Ref-Fuel in accordance with GAAP. Furthermore, these measures may not be comparable to those used by other companies. The information contained on page 40 above should be read in conjunction with the historical financials set forth in this Appendix. Adjusted EBITDA means, for any period, EBITDA plus additional items deducted from net income, as provided below, that have been made to EBITDA. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of Covanta’s performance or any other measures of performance derived in accordance with GAAP. The presentation of Adjusted EBITDA is intended to enhance the usefulness of the financial information by providing a measure which management uses as an indicator of Covanta’s ability to meet financial covenants. Adjusted EBITDA for each of the periods set forth in the Historical Financials below is reconciled to net income, which believed to be the most directly comparable measure of GAAP.

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Covanta Ref-Fuel Holdings Trailing Twelve Months Adjusted EBITDA

Q&A

Q&A